Southwest Bancorp, Inc.

2015 First Quarter Earnings Presentation

April 22, 2015

Forward Looking Statements

We make forward-looking statements in this presentation that are subject to risks and uncertainties. We intend these statements to be covered by the safe harbor provision for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

These forward-looking statements include:

- Statements of Southwest's goals, intentions, and expectations;
- Estimates of risks and of future costs and benefits;
- Expectations regarding our future financial performance and the financial performance of our operating segments;
- Expectations regarding regulatory actions;
- Expectations regarding our ability to utilize tax loss benefits;
- Expectations regarding our stock repurchase program;
- Expectations regarding dividends;
- Expectations regarding acquisitions and divestitures;
- Assessments of loan quality, probable loan losses, and the amount and timing of loan payoffs;
- Estimates of the value of assets held for sale or available for sale; and
- Statements of our ability to achieve financial and other goals.

These forward-looking statements are subject to significant uncertainties because they are based upon: the amount and timing of future changes in interest rates, market behavior, and other economic conditions; future laws, regulations, and accounting principles; changes in regulatory standards and examination policies, and a variety of other matters. These other matters include, among other things, the direct and indirect effects of economic conditions on interest rates, credit quality, loan demand, liquidity, and monetary and supervisory policies of banking regulators. Because of these uncertainties, the actual future results may be materially different from the results indicated by these forward-looking statements. In addition, Southwest's past growth and performance do not necessarily indicate our future results. For other factors, risks, and uncertainties that could cause actual results to differ materially from estimates and projections contained in forward-looking statements, please read the "Risk Factors" contained in Southwest's reports to the Securities and Exchange Commission. We do not intend, or undertake no obligation, to update or revise any forward-looking statements contained in this presentation, whether as a result of differences in actual results, changes in assumptions, or changes in other factors affecting said statements, except as required by law.

First Quarter 2015 Highlights

- Net income of $4.5 million, or $0.24 per diluted share
  - Pre-tax, pre-provision income of $5.4 million

- Loan portfolio continues to exhibit growth and improving stability
  - Loans increased $38.3 million during the quarter, or 11% annualized
  - Net interest margin was 3.25% for the quarter
  - Booked $96.4 in new loan production in the quarter

- Credit portfolio showed excellent improvement in all credit quality indicators
  - NPLs decreased by $0.3 million, or 3%
  - NPAs decreased by $1.1 million, or 9%
  - Potential Problem Loans increased by $4.9 million, or 14%,
  - Negative provision for credit losses of $1.9 million
  - Loss reserve is at 1.91% of loans
  - Annualized NCOs for the quarter equal to -0.20% of average loans
  - Loan principal recoveries of $0.9 million, net recoveries were $0.7 million

Nonperforming assets defined as nonaccrual loans, loans past due 90 days or more and still accruing, and other real estate owned.

First Quarter 2015 Highlights (cont.)

- Strong deposit growth of $82.5 million, or 22% annualized
- Capital ratios remain strong and above minimum well-capitalized standards
- Continued implementation of the share repurchase program for up to 5%, or 990,000 shares of outstanding common stock
- Received approval for new repurchase program to commence at conclusion of current program
- Reduced run-rate of noninterest expenses by 7.3% from 1Q 2014
- Terminated the FDIC Loss Share Agreement originally entered into in 2009

Financial Highlights

($ in thousands except per share data)	2012 FY 12/31/12	2013 FY 12/31/13	2014 FY 12/31/14	2014 FQ1 3/31/14	2014 FQ2 6/30/14	2014 FQ3 9/30/14	2014 FQ4 12/31/14	2015 FQ1 3/31/15
Balance Sheet								
Total Assets	2,122,255	1,981,423	1,942,034	2,012,053	1,885,158	1,900,948	1,942,034	2,003,079
Total Gross Loans	1,378,735	1,270,903	1,399,991	1,320,122	1,351,700	1,367,388	1,399,991	1,438,245
Total Deposits	1,709,578	1,584,086	1,533,999	1,605,906	1,463,855	1,494,946	1,533,999	1,616,454
Total Equity	246,056	259,187	270,786	264,586	271,351	271,966	270,786	271,444
Profitability (%)								
Net Income ($000)	16,187	17,435	21,030	3,691	6,152	5,288	5,899	4,535
ROAA	0.72	0.86	1.09	0.75	1.27	1.12	1.22	0.92
ROAE	5.71	6.90	7.82	5.68	9.19	7.69	8.62	6.78
Net Interest Margin	3.64	3.19	3.45	3.33	3.50	3.44	3.52	3.25
Efficiency Ratio	61.39	73.30	72.02	73.61	74.25	71.39	68.90	70.47
Balance Sheet Ratios / Capital (%)								
Loans/ Deposits	80.65	80.23	91.26	82.20	92.34	91.47	91.26	88.98
Tangible Common Equity/ Tang Assets[(1)(3)]	11.54	13.03	13.89	13.10	14.34	14.25	13.89	13.50
Tier 1 Risk Based Capital Ratio	20.28	20.28	19.70	19.98	20.13	20.05	19.70	18.10
Total Risk Based Capital Ratio	21.56	21.59	20.96	21.29	21.43	21.34	20.96	19.36
Tier 1 Leverage Ratio	15.01	14.86	16.45	15.09	15.95	16.86	16.45	15.75
Asset Quality (%)[(2)]								
NPLs/ Portfolio Loans	3.12	1.57	0.67	1.22	1.23	1.10	0.67	0.64
NCOs/ Avg Portfolio Loans	0.07	0.22	0.12	0.24	0.45	(0.21)	0.02	(0.20)
Reserves/Portfolio Loans	3.47	2.89	2.03	2.66	2.46	2.27	2.03	1.91
Reserves/ NPLs	111.26	184.50	302.26	217.13	200.77	205.29	302.26	297.78
Per Share Data								
Tangible Book Value Per Share[(1)(3)]	12.54	13.07	14.05	13.31	13.65	13.83	14.05	14.20
Earnings Per Share	0.64	0.89	1.07	0.19	0.31	0.27	0.30	0.24

(1) Intangible assets defined as goodwill for purposes of these calculations.
(2) NPLs defined as Non-Accrual loans + Loans 90+ Days Past Due, NPAs defined as NPLs + OREO.
(3) This is a non-GAAP based financial measure. See Appendix for reconciliation to the most directly comparable GAAP based measure.

Earnings Results

Earnings Summary

($ in thousands, except per share)	Three Months Ended 3/31/15	12/31/14	3/31/14	Q1 '15 vs. Q4 '14 % Change
Net interest income	$ 15,610	$ 16,592	$ 16,001	(5.9)%
Provision for loan losses	(1,887)	(2,386)	(986)	(20.9)%
Noninterest income	2,840	4,576	3,025	(37.9)%
Noninterest expense	13,082	14,115	14,107	(7.3)%
Income before taxes	7,255	9,439	5,905	(23.1)%
Taxes on income	2,720	3,540	2,214	(23.2)%
Net income	4,535	5,899	3,691	(23.1)%
Pre-tax, pre-provision income (1)	5,368	7,053(2)	4,919	(23.9)%
Diluted earnings per share	**$ 0.24**	**$ 0.30**	**$ 0.19**	

(1) This is a non-GAAP based financial measure. See Appendix for reconciliation to the most directly comparable GAAP based measure.
(2) Includes a $1.12 million gain on sale of securities.

Loan Portfolio

Loans by Type


Healthcare Commercial & Industrial $103.1 7%
Owner Occupied CRE $84.4 6%
Owner Occupied Healthcare CRE $261.6 18%
Commercial & Industrial $263.5 18%
Construction & Development $193.5 14%
Non-Owner Occupied CRE $414.9 29%
Consumer $20.9 1%
Residential Real Estate $94.1 7%

3/31/2015
$1.4 billion


Healthcare Commercial & Industrial $106.2 8%
Owner Occupied CRE $95.0 7%
Owner Occupied Healthcare CRE $264.8 20%
Commercial & Industrial $159.9 12%
Construction & Development $164.8 13%
Non-Owner Occupied CRE $406.9 31%
Consumer $29.7 2%
Residential Real Estate $86.5 7%

3/31/2014
$1.3 billion

Loans by Segment


Kansas $145.3 10%
Texas $478.0 33%
Oklahoma $814.9 57%


Kansas $170.7 13%
Texas $372.0 28%
Oklahoma $777.4 59%

Dollars in millions.

Nonperforming Loans

3/31/2015
$9.2 million


Owner Occupied CRE $1.4 16%
Non-Owner Occupied CRE $0.8 8%
Residential Real Estate $1.1 12%
Construction & Development $0.4 4%
Commercial & Industrial $0.3 3%
Healthcare Commercial & Industrial $5.2 57%


Kansas $1.6 18%
Oklahoma $2.2 24%
Texas $5.3 58%

Loans by Type

Loans by Segment

3/31/2014
$16.1 million


Owner Occupied CRE $2.4 15%
Non-Owner Occupied CRE $5.1 32%
Residential Real Estate $0.5 3%
Construction & Development $0.1 1%
Commercial & Industrial $2.2 13%
Healthcare Commercial & Industrial $5.8 36%


Kansas $3.2 20%
Oklahoma $7.1 44%
Texas $5.8 36%

Dollars in millions.
Nonperforming loans include non-accruals and 90 days past due loans.

Nonperforming Loans

Loans by Geographical Location

3/31/2015
$9.2 million


Kansas
$1.6
18%
Texas
$0.4
4%
Arizona
$4.9
53%
Oklahoma
$2.2
25%

3/31/2014
$16.1 million


Other
$1.4
9%
Kansas
$2.1
13%
Arizona
$5.4
34%
Texas
$0.4
2%
Oklahoma
$6.8
42%

Dollars in millions.
Nonperforming loans include non-accruals and 90 days past due loans.

Other Real Estate Owned


$14,958
$2,654
$4,654
$4,285
$3,448
$3,097
$2,255
2012
2013
3/31/14
6/30/14
9/30/14
12/31/14
3/31/15

Dollars in thousands.

Nonperforming Loans



$41,989
$19,872
$16,085
$16,478
$15,059
$9,413
$9,151
2012
2013
3/31/14
6/30/14
9/30/14
12/31/14
3/31/15

Nonperforming Loans defined as Non-Accrual loans + Loans 90+ Days Past Due.
Dollars in thousands.

Nonperforming Assets



$14,958
$41,989
$2,654
$19,872
$4,654
$16,085
$4,285
$16,478
$3,448
$15,059
$3,097
$9,413
$2,255
$9,151
2012
2013
3/31/14
6/30/14
9/30/14
12/31/14
3/31/15
Total Nonperforming Loans
Other Real Estate

Nonperforming Loans defined as Non-Accrual loans + Loans 90+ Days Past Due.
Dollars in thousands.

Potential Problem Loans



$97,516
$99,750
$91,765
$84,175
$64,375
$34,037
$38,970
2012
2013
3/31/14
6/30/14
9/30/14
12/31/14
3/31/15

Dollars in thousands.

Loan Loss Reserve to NPL+PPL



33.49%
30.65%
32.38%
32.87%
38.92%
65.48%
56.63%
2012
2013
3/31/14
6/30/14
9/30/14
12/31/14
3/31/15

PPL is defined as potential problem loans
Nonperforming Loans defined as Non-Accrual loans + Loans 90+ Days Past Due

Improved Risk Profile…



($000s)
$250,000
$200,000
$150,000
$100,000
$50,000
$0
6%
5%
4%
3%
2%
1%
0%
2010
2011
2012
2013
2014 Q1
2014 Q2
2014 Q3
2014 Q4
2015 Q1
NPAs
Potential Problem Loans
NPAs/Assets

Nonperforming assets defined as nonaccrual loans, loans past due 90 days or more and still accruing, and other real estate owned.

Strong Core Deposit Franchise

$1.6 billion Total Deposits (3/31/15)

Deposits by Type



Non-interest Bearing Demand
$507
31%
Interest Bearing Demand
$141
9%
Other Time Deposits
$218
14%
Money market Accounts
$489
30%
Time Deposits $100,000 or More
$227
14%
Savings Accounts
$34
2%

Cost of Deposits



0.53%
0.47%
0.45%
0.40%
0.36%
0.34%
0.34%
0.32%
0.31%
3/31/13
6/30/13
9/30/13
12/31/13
3/31/14
6/30/14
9/30/14
12/31/14
3/31/2015

Dollars in millions.

Cost of Funds



($000s)
$17,000
$16,500
$16,000
$15,500
$15,000
$14,500
$14,000
5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
3.16%
3.07%
3.11%
3.42%
3.33%
3.50%
3.44%
3.52%
3.25%
0.53%
0.47%
0.45%
0.40%
0.36%
0.34%
0.34%
0.32%
0.31%
Q1 '13
Q2 '13
Q3 '13
Q4 '13
Q1 '14
Q2'14
Q3 '14
Q4 '14
Q1 '15
Net Interest
Cost of Deposits
Net Interest Margin

Noninterest Income



$8,246
$4,576
$3,537
$3,491
$3,547
$3,068
$3,025
$3,084
$2,840
3/31/13
6/30/13
9/30/13
12/31/13
3/31/14
6/30/14
9/30/14
12/31/14
3/31/15
Service Charges and Fees
Gain on Sales of Loans
Gain on Investment Securities
Other

Dollars in thousands.

Noninterest Expense



$20,000
$15,000
$10,000
$5,000
$0
-$5,000
$14,388
$12,839
$13,019
$15,065
$14,107
$15,332
$13,358
$14,115
$13,082
3/31/13
6/30/13
9/30/13
12/31/13
3/3/14
6/30/14
9/30/14
12/31/14
3/31/15
Total Noninterest Expense
Salaries and Employee Benefits
Occupancy
FDIC and Other Insurance
Other Real Estate, net
General and Administrative

Dollars in thousands.

Strong Regulatory Capital Position

Tier 1 Leverage Ratio


25%
20%
15%
10%
5%
0%
15.0%
14.9%
16.5%
15.8%
*
2012
2013
2014
3/31/2015

Tier 1 Risk-Based Capital Ratio


25%
20%
15%
10%
5%
0%
20.3%
20.3%
19.7%
18.1%
*
2012
2013
2014
3/31/2015

Tier 1 Common Ratio


25%
20%
15%
10%
5%
0%
15.2%
17.2%
16.9%
15.5%
*
2012
2013
2014
3/31/2015

Total Risk-Based Capital Ratio


25%
20%
15%
10%
5%
0%
21.6%
21.6%
21.0%
19.4%
*
2012
2013
2014
3/31/2015

*Well-capitalized minimum.

2015 Priorities:

- Aggressively seek ways to efficiently and profitably deploy our excess capital, including strategic acquisitions, selective de-novo branching and product investments.
- Identify and acquire talented individuals and teams that will enhance our presence and profitability in select business segments and markets.
- Continue to improve credit quality and balance sheet strength.
- Maintain high credit standards while accelerating loan growth focused in areas of expertise, i.e. real estate, healthcare, commercial and energy.
- Improve internal operating efficiency while providing superior customer service. This includes investment in core operating systems and people.
- Strengthen and invest in business lines that produce non-interest income and effectively scale them across our geographic footprint.
- Drive a culture that produces consistent, conservative, and sustainable revenue and earnings growth.

ADDITIONAL FINANCIAL INFORMATION

Quarterly Net Income



$2.4
$4.4
$3.8
$6.8
$3.7
$6.2
$5.3
$5.9
$4.5
3/31/13
6/30/13
9/30/13
12/31/13
3/31/14
6/30/14
9/30/14
12/31/14
3/31/2015

Dollars in millions.

Quarterly Net Interest Margin



3.16%
3.07%
3.11%
3.42%
3.33%
3.50%
3.44%
3.52%
3.25%
3/31/13
6/30/13
9/30/13
12/31/13
3/31/14
6/30/14
9/30/14
12/31/14
3/31/2015

Total Loans by Segment


$195.36
$210.19
$206.80
$198.99
$170.72
$145.25
$142.55
$146.04
$145.29
$495.82
$444.33
$414.43
$366.70
$372.02
$408.39
$424.64
$460.68
$478.01
$636.05
$663.57
$685.39
$705.21
$777.38
$798.07
$800.20
$793.27
$814.95
3/31/13
6/30/13
9/30/13
12/31/13
3/31/14
6/30/14
9/30/14
12/31/14
3/31/2015
Oklahoma
Texas
Kansas

Dollars in millions.

Potential Problem Loans by Segment



$9.4
$52.0
$32.2
$7.3
$58.7
$31.5
$6.3
$59.6
$31.3
$5.7
$65.1
$29.0
$4.2
$58.4
$29.2
$3.2
$57.0
$23.9
$1.9
$38.6
$23.9
$2.8
$6.3
$25.0
$2.7
$9.5
$26.7
3/31/13
6/30/13
9/30/13
12/31/13
3/31/14
6/30/14
9/30/14
12/31/14
3/31/2015
Oklahoma
Texas
Kansas

Dollars in millions.

Provision for Loan Loss


$0.50
3/31/13
6/30/13
$(0.88)
9/30/13
$(0.33)
12/31/13
$(6.50)
3/31/14
$(0.99)
6/30/14
$(0.36)
9/30/14
$(2.90)
12/31/14
$(2.39)
3/31/15
$(1.89)

Dollars in millions.

Loan Loss Reserve to Total Portfolio Loans



3.24%
3.08%
3.08%
2.89%
2.66%
2.46%
2.27%
2.03%
1.91%
3/31/13
6/30/13
9/30/13
12/31/13
3/31/14
6/30/14
9/30/14
12/31/14
3/31/15

Loan Loss Reserve to Nonperforming Loans


121.64%
123.87%
122.65%
184.50%
217.13%
200.77%
205.29%
302.26%
297.78%
3/31/13
6/30/13
9/30/13
12/31/13
3/31/14
6/30/14
9/30/14
12/31/14
3/31/15

APPENDIX

The subsequent tables present non-GAAP reconciliations of the following calculations:

- Tangible Common Equity (TCE) to Tangible Assets (TA) ratio
- Tangible Book Value per Share
- Pre-tax, Pre-provision Income

TCA to TA and Tangible Book Value Per Share

	2012 FY 12/31/12	2013 FY 12/31/13	2014 FY 12/31/14	2014 FQ1 3/31/14	2014 FQ2 6/30/14	2014 FQ3 9/30/14	2014 FQ4 12/31/14	2015 FQ1 3/31/14
Total Equity	$ 246,056	$ 259,187	$ 270,786	$ 264,586	$ 271,351	$ 271,966	$ 270,786	$ 271,444
Less Preferred Stock	-	-	-	-	-	-	-	-
Less Goodwill	1,214	1,214	1,214	1,214	1,214	1,214	1,214	1,214
TCE	$ 244,842	$ 257,973	$ 269,572	$ 263,372	$ 270,137	$ 270,752	$ 269,572	$ 270,230
Total Assets	$ 2,122,255	$ 1,981,423	$ 1,942,034	$ 2,012,053	$ 1,885,158	$ 1,900,948	$ 1,942,034	$ 2,003,079
Less Goodwill	1,214	1,214	1,214	1,214	1,214	1,214	1,214	1,214
TA	$ 2,121,041	$ 1,980,209	$ 1,940,820	$ 2,010,839	$ 1,883,944	$ 1,899,734	$ 1,940,820	$ 2,001,865
Common Equity to Assets	11.59%	13.08%	13.94%	13.15%	14.39%	14.31%	13.94%	13.55%
TCE to TA	**11.54%**	**13.03%**	**13.89%**	**13.10%**	**14.34%**	**14.25%**	**13.89%**	**13.50%**
Shares outstanding	19,529,705	19,732,926	19,193,059	19,786,206	19,793,123	19,570,618	19,193,059	19,033,040
Book Value per Common Share	$12.60	$13.13	$14.11	$13.37	$13.71	$13.90	$14.11	$14.26
Tangible BV per Share	**$12.54**	**$13.07**	**$14.05**	**$13.31**	**$13.65**	**$13.83**	**$14.05**	**$14.20**

Pre-tax, Pre-provision Income

	3/31/15	12/31/14	3/31/14
Net Income	$ 4,535	$ 5,899	$ 3,691
Taxes on income	2,720	3,540	2,214
Provision for loan losses	(1,887)	(2,386)	(986)
Pre-tax, Pre-provision Income	**$ 5,368**	**$ 7,053**	**$ 4,919**

Dollars in thousands, except per share amounts.

Southwest Bancorp, Inc.

2015 First Quarter Earnings Presentation

April 22, 2015